The Oakmark Fund

The Oakmark
Select Fund

The Oakmark Equity and Income Fund

The Oakmark
Global Fund

The Oakmark International Fund

The Oakmark International Small Cap Fund

PROSPECTUS

JANUARY 27, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

TABLE OF CONTENTS

OVERVIEW OF THE OAKMARK FUNDS	1

Investment Objectives	1

Principal Investment Strategies	1

THE OAKMARK FUND (OAKMX)	4

Investment Objective	4

Principal Investment Strategy	4

Principal Investment Risks	4

Is The Fund Right For Me?	4

Performance Information	5

Fees and Expenses	6

THE OAKMARK SELECT FUND (OAKLX)	7

Investment Objective	7

Principal Investment Strategy	7

Principal Investment Risks	7

Is The Fund Right For Me?	8

Performance Information	8

Fees and Expenses	10

THE OAKMARK EQUITY AND INCOME FUND (OAKBX)	11

Investment Objective	11

Principal Investment Strategy	11

Principal Investment Risks	11

Is The Fund Right For Me?	12

Performance Information	13

Fees and Expenses	14

THE OAKMARK GLOBAL FUND (OAKGX)	16

Investment Objective	16

Principal Investment Strategy	16

Principal Investment Risks	16

Is The Fund Right For Me?	17

Performance Information	17

Fees and Expenses	19

THE OAKMARK INTERNATIONAL FUND (OAKIX)	20

Investment Objective	20

Principal Investment Strategy	20

Principal Investment Risks	20

Is The Fund Right For Me?	21

Performance Information	21

Fees and Expenses	23

THE OAKMARK INTERNATIONAL SMALL CAP FUND (OAKEX)	24

Investment Objective	24

Principal Investment Strategy	24

Principal Investment Risks	24

Is The Fund Right For Me?	25

Performance Information	25

Fees and Expenses	27

HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES	29

Investment Techniques	29

Risk Factors	30

Change in Objective	33

MANAGEMENT OF THE FUNDS	34

INVESTING WITH THE OAKMARK FUNDS	36

Eligibility To Buy Shares	36

Types of Accounts – Class I Shares	37

Types of Accounts – Class II Shares	38

Investment Minimums	38

Share Price	38

General Purchasing Policies	39

General Redemption Policies	41

HOW TO BUY CLASS I SHARES	43

By Check	43

By Wire Transfer	43

By Electronic Transfer	44

By Automatic Investment	44

By Payroll Deduction	45

By Exchange	46

By Internet	47

HOW TO REDEEM CLASS I SHARES	48

In Writing	48

By Telephone	48

By Electronic Transfer	49

By Exchange	49

By Wire Transfer	50

By Automatic Redemption	50

By Internet	50

Signature Guarantee	51

Small Account Fee Policy	51

Small Account Redemption	51

SHAREHOLDER SERVICES	52

Class I Shareholders	52

Class II Shareholders	55

DISTRIBUTIONS AND TAXES	56

Distributions	56

Taxes	56

FINANCIAL HIGHLIGHTS	58

Oakmark Fund	59

Select Fund	60

Equity and Income Fund	61

Global Fund	62

International Fund	64

International Small Cap Fund	65

HARRIS ASSOCIATES
INVESTMENT TRUST

Supplement dated August 1, 2006
to Prospectus of The Oakmark Funds
dated January 27, 2006

Effective October 1, 2006, the section on page 24 of the prospectus entitled "THE OAKMARK INTERNATIONAL SMALL CAP FUND – PRINCIPAL INVESTMENT STRATEGY" is amended by deleting the first paragraph and inserting the following:

"International Small Cap Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is less than $5 billion at the time of investment."

SUPPJUL06

OVERVIEW OF
THE OAKMARK FUNDS

INVESTMENT OBJECTIVES

The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund") seek long-term capital appreciation. The Oakmark Equity and Income Fund ("Equity and Income Fund") seeks income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Philosophy

The Oakmark Funds ("Funds") use a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value" the Funds mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Funds believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

The Funds' investment adviser, Harris Associates L.P. ("Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have these attributes:

•  free cash flows and intelligent investment of excess cash;

•  earnings that are growing and are reasonably predictable; and

•  high level of manager ownership.

PROSPECTUS

Key Tenets of The Oakmark Funds Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just doesn't grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out company managements that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

Process

The Adviser uses a "bottom-up" approach focused on individual companies in making its investment decisions, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely on recommendations generated by "Wall Street." As part of this selection process, the Adviser's analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's true business value. Once the Adviser determines that a stock is selling at a significant discount and the company has the additional qualities mentioned above, the Adviser generally will consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

Bottom-Up Investment Process

All portfolio managers at the Adviser strive to abide by a consistent philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. Each Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by

THE OAKMARK FUNDS

stock basis from the bottom up. The following chart illustrates this bottom-up process:

Managing Risk

Each Fund tries to manage some of the risks of investing in common stock by purchasing stocks whose prices the Adviser considers low relative to the companies' intrinsic value. Each Fund seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

Equity and Income Fund attempts to manage the risks of investing in bonds by conducting independent evaluations of the creditworthiness of the bonds and the companies and by actively managing the average duration of the bonds in anticipation of interest rate changes.

Furthermore, Global Fund, International Fund, and International Small Cap Fund attempt to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company's home country, the ownership structure of the company, and the company's accounting practices.

Portfolio Structure

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the portfolio of each Fund, except Select Fund, typically holds 30 to 60 stocks rather than hundreds. Select Fund generally holds approximately 20 stocks in its portfolio.

The Funds' value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

PROSPECTUS

THE OAKMARK FUND

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Oakmark Fund invests primarily in common stocks of U.S. companies.

PRINCIPAL INVESTMENT RISKS

Although Oakmark Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

Not a Bank Deposit. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Common Stocks. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

Value Style. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Oakmark Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

THE OAKMARK FUNDS

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

•  Highest quarterly return: 16.95%, during the quarter ended June 30, 2003

•  Lowest quarterly return: -16.6%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one, five and ten years and, for Class II Shares, since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2005

	1 Year	5 Years	10 Years	Since Class II Inception*
Oakmark Fund – Class I
Return before taxes	-1.31%	6.94%	8.39%	N/A
Return after taxes on distributions	-1.60%	6.75%	7.06%	N/A
Return after taxes on distributions and sale of Fund shares	-0.85%	5.90%	6.65%	N/A
Oakmark Fund – Class II
Return before taxes	-1.55%	N/A	N/A	5.54%
S&P 500	4.91%	0.54%	9.07%	3.45%

*  Inception date for Class II Shares of the Fund is April 5, 2001.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund

PROSPECTUS

shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. The "Return after taxes on distributions and sale of Fund shares" for the one year period is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage	2% of redemption proceeds on
of amount redeemed)	shares held for 90 days or less	None
Exchange fee	None*	None

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.86%	.86%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.17%	.40%
Total Annual Fund Operating Expenses	1.03%	1.26%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$105	$128
3 Years	328	400
5 Years	569	692
10 Years	1,259	1,523

THE OAKMARK FUND

THE OAKMARK SELECT FUND

INVESTMENT OBJECTIVE

Select Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Select Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have approximately 20 securities in its portfolio.

PRINCIPAL INVESTMENT RISKS

Although Select Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

Not a Bank Deposit. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Common Stocks. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

Non-diversification. Although the Fund's strategy of investing in a limited number of stocks has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Value Style. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

PROSPECTUS

IS THE FUND RIGHT FOR ME?

You should consider an investment in Select Fund if you are looking for long-term capital appreciation by investing in a non-diversified fund and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:

•  Highest quarterly return: 21.5%, during the quarter ended December 31, 1998

•  Lowest quarterly return: -17.2%, during the quarter ended September 30, 1998

THE OAKMARK SELECT FUND

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one and five years and since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2004

	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Select Fund – Class I
Return before taxes	4.84%	10.37%	18.81%	N/A
Return after taxes on distributions	3.74%	10.04%	17.73%	N/A
Return after taxes on distributions and sale of Fund shares	4.22%	8.95%	16.52%	N/A
Select Fund – Class II
Return before taxes	4.58%	10.06%	N/A	12.48%
S&P 500	4.91%	0.54%	8.13%	-1.13%

*  Inception dates for Class I and Class II Shares of the Fund are November 1, 1996 and December 31, 1999, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

PROSPECTUS

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage	2% of redemption proceeds on	None
of amount redeemed)	shares held for 90 days or less
Exchange fee	None*	None

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.85%	.85%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.15%	.40%
Total Annual Fund Operating Expenses	1.00%	1.25%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$102	$127
3 Years	318	397
5 Years	552	686
10 Years	1,225	1,511

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND*

INVESTMENT OBJECTIVE

Equity and Income Fund seeks income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Equity and Income Fund invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Fund may invest up to 25% of its total assets in securities of non-U.S. companies). The Fund is intended to present a balanced investment program between growth and income by investing approximately 50-75% of its total assets in common stock, including securities convertible into common stock, and up to 50% of its assets in U.S. government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"). The Fund may also invest up to 20% of its assets in unrated or lower rated debt securities, sometimes called junk bonds.

PRINCIPAL INVESTMENT RISKS

Although Equity and Income Fund makes every effort to achieve its objectives of income and preservation and growth of capital, it cannot guarantee it will attain those objectives. Following are the principal risks of investing in the Fund:

Not a Bank Deposit. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Common Stocks. The Fund invests in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

Debt Securities. The debt securities in which the Fund invests are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the company that issued a debt security or bond may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk that the Fund's investments in debt securities will decline in value as a result of changes in interest rates. Generally, the value of fixed income securities rises when prevailing interest rates fall and falls when interest rates rise. Liquidity risk is the risk that the Fund may not be able to sell the medium- and lower-grade debt securities because there are too few buyers for them.

*  NOTE: Equity and Income Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

PROSPECTUS

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities also are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium- and lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in meeting principal and interest payment obligations.

Government-sponsored entity securities. The Fund invests in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the United States Treasury.

Value Style. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Equity and Income Fund if you are seeking current income and preservation and growth of capital and are willing to accept the associated risks. The Fund is intended to present a balanced investment program between growth and income.

If you invest in the Fund, you should be willing to accept short-term price fluctuations which will occur from time to time. You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by funds that invest primarily in stocks.

THE OAKMARK EQUITY AND INCOME FUND

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

•  Highest quarterly return: 13.20%, during the quarter ended June 30, 2003

•  Lowest quarterly return: -8.6%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one, five and ten years, and for Class II Shares, since inception, compare with the Lipper Balanced Fund Index, an index of 30 balanced funds. All returns reflect reinvested dividends. The returns shown for the Lipper Balanced Fund Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2005

	1 Year	5 Years	10 Years	Since Class II Inception*
Equity and Income
Fund – Class I
Return before taxes	8.60%	11.27%	13.72%	N/A
Return after taxes on distributions	7.97%	10.76%	12.51%	N/A
Return after taxes on distributions and sale of Fund shares	5.77%	9.59%	11.58%	N/A
Equity and Income
Fund – Class II
Return before taxes	8.36%	11.00%	N/A	12.17%
Lipper Balanced Fund Index	5.20%	3.51%	7.57%	2.92%

*  Inception date for Class II Shares of the Fund is July 13, 2000.

PROSPECTUS

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of	2% of redemption proceeds on
amount redeemed)	shares held for 90 days or less	None
Exchange fee	None*	None

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.72%	.72%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.17%	.42%
Total Annual Fund Operating Expenses	.89%	1.14%

THE OAKMARK EQUITY AND INCOME FUND

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$91	$116
3 Years	284	362
5 Years	493	628
10 Years	1,096	1,386

PROSPECTUS

THE OAKMARK GLOBAL FUND*

INVESTMENT OBJECTIVE

Global Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Global Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. The Fund's foreign investments include foreign government obligations and foreign common stock. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 15% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although Global Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

Not a Bank Deposit. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Common Stocks. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

Foreign Securities. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Value Style. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because

*  NOTE: Global Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

THE OAKMARK GLOBAL FUND

the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Global Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 2000, the highest and lowest quarterly returns for the Fund's Class I Shares were:

•  Highest quarterly return: 33.5%, during the quarter ended June 30, 2003

•  Lowest quarterly return: -17.7%, during the quarter ended September 30, 2002

PROSPECTUS

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one year and since inception compare with the Morgan Stanley Capital International World Index, an unmanaged index which includes countries throughout the world, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2005

	1 Year	5 Year	Since Class I Inception*	Since Class II Inception*
Global Fund – Class I
Return before taxes	13.23%	18.05%	16.43%	N/A
Return after taxes on distributions	12.16%	17.65%	15.96%	N/A
Return after taxes on distributions and sale of Fund shares	9.50%	15.87%	14.44%	N/A
Global Fund – Class II
Return before taxes	12.88%	N/A	N/A	21.44%
MSCI World Index	9.48%	2.18%	1.91%	8.41%

*  Inception dates for Class I and Class II Shares of the Fund are August 4, 1999 and October 10, 2001, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

THE OAKMARK GLOBAL FUND

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage	2% of redemption proceeds on	None
of amount redeemed)	shares held for 90 days or less
Exchange fee	None*	None

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.98%	.98%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.22%	.47%
Total Annual Fund Operating Expenses	1.20%	1.45%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$122	$148
3 Years	381	459
5 Years	660	792
10 Years	1,455	1,735

PROSPECTUS

THE OAKMARK INTERNATIONAL FUND*

INVESTMENT OBJECTIVE

International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Fund invests primarily in common stocks of non-U.S. companies. The Funds may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

Not a Bank Deposit. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Common Stocks. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

Foreign Securities. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience

*  NOTE : International Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

THE OAKMARK INTERNATIONAL FUND

high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Value Style. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

•  Highest quarterly return: 25.4%, during the quarter ended June 30, 2003

•  Lowest quarterly return: -22.9%, during the quarter ended September 30, 2002

PROSPECTUS

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one, five and ten years and, for Class II Shares, since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2005

	1 Year	5 Years	10 Years	Since Class II Inception*
International
Fund – Class I
Return before taxes	14.12%	10.25%	12.14%	N/A
Return after taxes on distributions	12.51%	9.76%	10.50%	N/A
Return after taxes on distributions and sale of Fund shares	10.21%	8.76%	9.79%	N/A
International
Fund – Class II
Return before taxes	13.80%	9.89%	N/A	11.04%
MSCI World ex U.S. Index	14.47%	4.92%	6.22%	3.44%

* Inception date for Class II Shares of the Fund is November 4, 1999.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

THE OAKMARK INTERNATIONAL FUND

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage	2% of redemption proceeds on	None
of amount redeemed)	shares held for 90 days or less
Exchange fee	None*	None

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.91%	.91%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.20%	.47%
Total Annual Fund Operating Expenses	1.11%	1.38%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$113	$141
3 Years	353	437
5 Years	612	755
10 Years	1,352	1,657

PROSPECTUS

THE OAKMARK INTERNATIONAL SMALL CAP FUND*

INVESTMENT OBJECTIVE

International Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Small Cap Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($3.7 billion as of December 30, 2005). The mean market capitalization of companies included in the S&P Small Cap 600 Index was
$883 million as of December 30, 2005. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.

The Fund may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

Not a Bank Deposit. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Common Stocks. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

*  NOTE: International Small Cap Fund closed to most new investors on May 10, 2002. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Foreign Securities. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small Cap Stocks. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

Value Style. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes

PROSPECTUS

in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

•  Highest quarterly return: 29.2%, during the quarter ended June 30, 2003

•  Lowest quarterly return: -23.9%, during the quarter ended December 31, 1997

The following table shows how the Fund's average annual total returns (before and for Class I Shares, after taxes) for one, five and ten years, and for Class II Shares, since inception, compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2005

	1 Year	5 Years	10 Years	Since Class II Inception*
International Small Cap
Fund – Class I
Return before taxes	21.26%	20.63%	14.62%	N/A
Return after taxes on distributions	17.21%	19.31%	12.94%	N/A
Return after taxes on distributions and sale of Fund shares	17.21%	17.86%	12.19%	N/A
International Small Cap
Fund – Class II
Return before taxes	21.22%	N/A	N/A	20.09%
MSCI World ex U.S. Index	14.47%	4.92%	6.22%	5.04%

*  Inception date for Class II Shares of the Fund is January 8, 2001.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your

THE OAKMARK INTERNATIONAL SMALL CAP FUND

investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage	2% of redemption proceeds on	None
of amount redeemed)	shares held for 90 days or less
Exchange fee	None*	None

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	1.17%	1.17%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.24%	.32%
Total Annual Fund Operating Expenses	1.41%	1.49%

PROSPECTUS

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$144	$152
3 Years	446	471
5 Years	771	813
10 Years	1,691	1,779

THE OAKMARK INTERNATIONAL SMALL CAP FUND

HOW THE FUNDS PURSUE THEIR
INVESTMENT OBJECTIVES

INVESTMENT TECHNIQUES

In addition to the principal investment strategies described earlier in this prospectus, each of the Funds may employ the following techniques in pursuing their investment objectives.

Equity Securities. The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the security.

Debt Securities. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund and Global Fund may invest up to 25% of its assets, Equity and Income Fund may invest up to 20% of its assets, and each of International Fund and International Small Cap Fund may invest up to 10% of its assets (valued at the time of investment) in debt securities that are rated below investment grade (commonly called junk bonds), without a minimum rating requirement. Descriptions of the ratings used by S&P and Moody's are included in Appendix A to the Statement of Additional Information.

Currency Exchange Transactions. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund

PROSPECTUS

from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

Short-Term Investments. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investments. In response to adverse market, economic, political, or other unusual conditions, a Fund may utilize a temporary defensive investment strategy by holding cash (U.S. dollars, foreign currencies, or multinational currency units) or investing without limitation in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth on other securities that may be owned by the Fund. During periods when the Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

RISK FACTORS

In addition to the principal risks described earlier in this prospectus, you may be subject to the following risks if you invest in the Funds:

General Risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

Market Risk. Each Fund is subject to the market risk that always comes with investments in common stock. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Although each Fund (other than Select Fund) is diversified, each Fund, except Select Fund, generally intends to limit its holdings to approximately 30 to 60 stocks. Select Fund is a non-diversified fund and generally holds approximately 20 stocks in its portfolio. The appreciation or depreciation of any one stock held by a Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility.

To the extent that a Fund invests in the following types of securities, you also may be subject to other risks:

Small and Mid Cap Securities. During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies.

THE OAKMARK FUNDS

Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

International Securities. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which have had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The Funds may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

PROSPECTUS

The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund and Global Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

Debt Securities. Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will generally affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Neither International Fund nor International Small Cap Fund will invest more than 10% of its respective total assets in securities rated below investment grade or, if unrated, that are considered by the Adviser to be of comparable quality; Equity and Income Fund will not invest more than 20% of its total assets in such securities; and each of the other Funds will not invest more than 25% of its total assets in such securities.

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Government-sponsored entity securities. Each Fund may invest in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the United States Treasury.

THE OAKMARK FUNDS

Inflation-indexed securities. Each Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. The principal amount of such a security is periodically adjusted according to changes in the rate of inflation as measured by the consumer price index ("CPI"). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Conversely, the principal amount and the amount of interest will increase if the CPI adjustment is positive. Any increase in the principal amount of an inflation-indexed debt security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

If you invest in Select Fund, you will be subject to the following additional risk:

Non-diversification. As a "non-diversified" fund, Select Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one company. Since Select Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund than would a smaller investment in that security, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund.

The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets (valued at the time of investment) must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at the time of investment) and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or in the securities of "qualified publicly traded partnerships," as defined under the Internal Revenue Code.

PORTFOLIO HOLDINGS DISCLOSURE

Information on the Funds' portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information.

CHANGE IN OBJECTIVE

Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least 30 days' written notice of any change in a Fund's objective. If the board of trustees approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

PROSPECTUS

MANAGEMENT OF THE FUNDS

The Oakmark Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and as sub-adviser to other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2005, the management fees paid by the Funds, as a percentage of average net assets, were:

Fund
Oakmark Fund	.86%
Select Fund	.85
Equity and Income Fund	.72
Global Fund	.98
International Fund	.91
International Small Cap Fund	1.17

The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average net assets of that class:

Fund	Class I	Class II
Oakmark Fund	1.50%	1.75%
Select Fund	1.50	1.75
Equity and Income Fund	1.00	1.25
Global Fund	1.75	2.00
International Fund	2.00	2.25
International Small Cap Fund	2.00	2.25

Each such agreement is effective through January 31, 2007.

A discussion regarding the basis for the approval of the Funds' investment advisory agreements with the Adviser by the board of trustees is available in the Funds' semi-annual report to shareholders dated March 31, 2005.

THE OAKMARK FUNDS

Oakmark Fund is managed by William C. Nygren, C.F.A., and Kevin G. Grant, C.F.A. Mr. Nygren joined the Adviser as an analyst in 1983, and was the Adviser's Director of Research from September 1990 to March 1998. Previously he had been an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin-Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988, and has been a senior investment analyst since 1994. He holds an M.B.A. in Finance from Loyola University (1991) and a B.S. in Computer Science from the University of Wisconsin-Madison (1987).

Select Fund is managed by Mr. Nygren and Henry R. Berghoef, C.F.A. Mr. Berghoef joined the Adviser as an analyst in 1994 and has been a senior investment analyst since 1994. He has been the Director of Research since 2003 and was Associate Director of Research from 2000 - 2002. He holds an M.B.A. from George Washington University (1985), an M.A. in International Studies from Johns Hopkins University (1974), and a B.A. in History from Calvin College (1971).

Equity and Income Fund is managed by Clyde S. McGregor, C.F.A., and
Edward A. Studzinski, C.F.A. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974). Mr. Studzinski joined the Adviser as an analyst in 1995. Previously Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.B.A. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).

Global Fund is managed by Robert A. Taylor, C.F.A., and Mr. McGregor. Mr. McGregor is responsible for the day-to-day management of the Fund's domestic portfolio, and Mr. Taylor manages the day-to-day affairs of the Fund's foreign portfolio. Mr. Taylor joined the adviser as an international analyst in 1994. He has been the Director of International Research since 2004. He holds a B.B.A. from the University of Wisconsin (1994).

International Fund is managed by David G. Herro, C.F.A. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. He holds an M.A. in Economics from the University of Wisconsin - Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin - Platteville (1983).

International Small Cap Fund is managed by Mr. Herro and Chad M. Clark, C.F.A. Mr. Clark joined the Adviser in 1995 as an international analyst. Previously he had been a financial analyst in the corporate finance department at William Blair & Company. He holds a B.S. in industrial management from Carnegie Mellon University (1994).

The Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund each such portfolio manager manages.

PROSPECTUS

INVESTING WITH
THE OAKMARK FUNDS

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, each Fund does impose a 2% redemption fee on redemptions of Class I Shares held for 90 days or less. See "Investing with The Oakmark Funds—General Redemption Policies—90-Day Redemption Fee on Class I Shares."

ELIGIBILITY TO BUY SHARES

All Funds. Each Fund is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. If you cease to reside in the United States you may be ineligible to purchase shares.

Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund. Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund closed to new purchases through most financial services companies ("Intermediaries") on May 7, 2004, December 15, 2003, December 15, 2003 and May 10, 2002, respectively. If you are a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of one of those Funds, you may continue to make additional investments in that Fund and reinvest your dividends and capital gains distributions.

You may open a new account in any of those Funds, even though that Fund is closed, if:

•  You purchase shares directly from The Oakmark Funds, except for shares of International Small Cap Fund;

•  You purchase through an employee retirement plan that currently includes shares of the Fund as an investment alternative and whose records are maintained by a trust company or plan administrator;

•  You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

•  You purchase into an annuity account offered by a company that currently includes shares of the Fund as an investment alternative for such account; or

•  The Adviser determines that your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

The Trust reserves the right to re-open any Fund to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your eligibility to purchase shares of Equity and Income Fund, Global Fund, International Fund or International Small Cap Fund, please call an investor services representative at 1-800-OAKMARK.

THE OAKMARK FUNDS

Oakmark Units. Oakmark Units are ILA Service Units of beneficial interest of the Government Portfolio, a cash management vehicle for existing and prospective Fund investors ("Oakmark Units"). The Government Portfolio is a portfolio of Goldman Sachs Trust, which includes the Goldman Sachs – Institutional Liquid Assets Portfolios. For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (1-800-625-6275) or visit www. oakmark.com. Please read the prospectus carefully before you invest or send money.

TYPES OF ACCOUNTS – CLASS I SHARES

Class I Shares of a Fund are offered to members of the general public. You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA). For detailed information on these accounts, see the Oakmark IRA disclosure booklets. There is a $5 set-up fee and a $10 annual maintenance fee for each IRA established. The maintenance fee is capped at $20 per year for individuals with more than two IRA accounts.

The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.

PROSPECTUS

TYPES OF ACCOUNTS – CLASS II SHARES

Class II Shares of a Fund are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase Class II Shares you must do so through an Intermediary. The purchase of Class II Shares is contingent upon an agreement between the Intermediary and the Fund(s). Class II Shares of a Fund pay a service fee at the annual rate of up to .25% of the average annual value of Class II Shares of the Fund. This service fee is paid to the Intermediary for performing services associated with the administration of a retirement plan.

If you invest in Class II Shares, the procedures by which you can purchase or redeem shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares, or contact an Oakmark investor services representative at 1-800-OAKMARK.

INVESTMENT MINIMUMS

(Applies to Class I Shares Only)

Type of Account	Initial Investment	Subsequent Investment
Regular investing account	$1,000	$100
Traditional or Roth IRA	1,000	100
SIMPLE IRA	Determined on a case by case basis	Determined on a case by case basis
Coverdell Education Savings Account (formerly called the Education IRA)	500	100
Automatic Investment Plan or Payroll Deduction Plan	500	100

SHARE PRICE

Net Asset Value. The share price is also called the net asset value ("NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. A Fund's NAV will not be calculated on days when the NYSE is closed, such as on Saturdays and Sundays and on certain holidays, as more fully discussed in the Statement of Additional Information under "Purchasing and Redeeming Shares."

The NAV of a class of shares of a Fund is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding.

Trading in the securities of non-U.S. issuers held in a Fund's portfolio takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolios may change on days when the Funds are not open for business and you cannot purchase or redeem Fund shares.

THE OAKMARK FUNDS

Securities held by the Funds are generally valued at market value. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE.

Although fair valuation may be more commonly used with foreign equity securities, it may also be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Purchase Price and Effective Date. Each purchase of Class I Shares of a Fund is made at the NAV of Class I Shares next determined as follows:

•  A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•  A purchase through an Intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor that is the Fund's authorized agent for the receipt of orders, is made at the NAV next determined after receipt and acceptance of the order by the Intermediary.

•  A purchase through an Intermediary that is not an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after receipt and acceptance of the order by the Fund's transfer agent.

Each purchase of Class II Shares of a Fund through an Intermediary is made at the NAV of Class II Shares next determined after receipt and acceptance of the order by the Intermediary.

Each Fund reserves the right to reject any purchase order accepted by an Intermediary if it determines that the order is not in the best interests of the Fund or its shareholders.

Price information may be obtained by visiting the Oakmark Funds' website at www.oakmark.com or by calling 1-800-OAKMARK and choosing menu option 1 to access our voice recognition system.

GENERAL PURCHASING POLICIES

You may open an account and add to an account by purchasing directly from a Fund(s) or through an Intermediary.

•  If you buy shares of the Fund through an Intermediary, the Intermediary may charge a fee for its services. Any such charge could constitute a substantial portion

PROSPECTUS

of a smaller account and may not be in your best interest. You may purchase shares of a Fund directly from the Fund without the imposition of any charges other than those described in this prospectus. See "How to Buy Class I Shares."

•  Once your purchase order has been accepted by the Funds, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to fifteen days.

•  Each Fund reserves the right, under limited circumstances, to cancel any purchase or exchange order received by the Fund.

Short-Term Trading Restrictions. The Funds do not permit market timing or other short-term trading arrangements. Purchases and exchanges should be made with a view to long-term investment objectives. Short-term or market timing trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of shares held by long-term shareholders. Such trading may also require a fund to sell securities to meet redemptions which could cause taxable events that impact shareholders.

The Funds attempt to deter and prevent market timing and other short-term trading practices.

•  Each Fund has adopted a redemption fee, described below, to deter excessive trading.

•  The Funds also use a third party fair valuation service provider to limit circumstances that could lead to time zone arbitrage.

•  Each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order received by the Fund, including orders from retirement plan participants and orders that have been accepted by a shareholder's or retirement plan participant's Intermediary, that the Fund determines, in its sole discretion, not to be in the best interest of the Fund. The Funds believe that short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders.

Intermediary accounts often include shares held for multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect makes it more difficult to identify, locate and eliminate short-term trading. In addition, those investors who engage in short-term trading may employ a variety of techniques to avoid detection. Despite the Funds' best efforts to prevent short-term trading in the Funds, there can be no assurance that the Funds will be able to identify all of those who engage in short-term trading and curtail their trading in every instance.

•  Because the Funds believe that short-term trading is not in the best interest of the Funds or their shareholders, Intermediaries have a duty to take an active role in identifying and restricting shareholders who may be engaged in short-term trading of Fund shares. Although the Funds will attempt to give prior notice of a suspension or termination of an exchange privilege when they are reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

THE OAKMARK FUNDS

•  The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including but not limited to the purchase of shares and the use of the telephone exchange privilege.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Funds for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different from the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Funds, but in any event are designed to detect and prevent excessive trading. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.

GENERAL REDEMPTION POLICIES

You may redeem your shares by contacting the Fund(s) directly or through an Intermediary.

•  The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. See "Investing with The Oakmark Funds—Share Price—Net Asset Value."

•  The Funds cannot accept a redemption request that specifies a particular redemption date or price.

•  Once your redemption order has been accepted, you may not cancel or revoke it.

•  The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to fifteen days.

•  The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Redemption in Kind. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

90-Day Redemption Fee on Class I Shares. Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. For example, if you purchase shares on March 1, you must hold the shares for at least 91 days or until May 30; otherwise, you will be assessed the redemption fee. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account.

PROSPECTUS

The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

The Funds do not impose a redemption fee on a redemption of:

•  shares acquired by reinvestment of dividends or distributions of a Fund; or

•  shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

THE OAKMARK FUNDS

HOW TO BUY CLASS I SHARES

For investors who purchase directly from the Fund(s) and not through an Intermediary

BY CHECK

Opening an Account

•  Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to the address indicated to the right.

•  Your initial investment must be at least $1,000.

•  PLEASE NOTE: The Funds do not accept cash, drafts, starter checks, checks made payable to a party other than the Oakmark Funds, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

•  The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by check.

Adding to an Account

•  Mail your check made payable to The Oakmark Funds with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

BY WIRE TRANSFER

Opening an Account

•  Generally, you may not open an account by wire transfer.

Adding to an Account

•  Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

•  Your subsequent investments must be at least $100.

PROSPECTUS

BY ELECTRONIC TRANSFER

Opening an Account

•  You may open a new account by electronic transfer only by visiting www.oakmark.com. Choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  The maximum initial investment via www.oakmark.com is $100,000.

•  The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by electronic transfer.

Adding to an Account

•  If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

BY AUTOMATIC INVESTMENT

Opening an Account

•  Choose the Automatic Investment Plan on your New Account Registration Form.

•  Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds.

•  In addition to your investment check, send a check marked "Void" or a deposit slip from your bank account along with your New Account Registration Form.

Adding to an Account

•  If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

THE OAKMARK FUNDS

BY PAYROLL DEDUCTION

Opening an Account

•  Complete and sign the New Account Registration Form and the Payroll Deduction Plan Application, enclose a check made payable to The Oakmark Funds and return both forms and the check for at least $500 to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your initial investment must be at least $500 and be made by check.

•  The Payroll Deduction Plan Application allows you to purchase shares of the Fund on a monthly, bi-monthly, or quarterly basis by instructing your employer to deduct from your paycheck a specified dollar amount.

Adding to an Account

•  If you completed the Payroll Deduction Plan Application, subsequent purchases of shares will be made automatically, either monthly, bi-monthly or quarterly, by deducting the dollar amount you specified from your pay.

•  Your subsequent investments must be at least $100.

•  If you want to establish the Payroll Deduction Plan, obtain a Payroll Deduction Plan Application by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

PROSPECTUS

BY EXCHANGE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units (see "Investing with The Oakmark Funds—Eligibility to Buy Shares—Oakmark Units" above).

Opening an Account

•  Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

•  Your initial investment into your new account must be at least $1,000.

•  Obtain a current prospectus for the Fund into which you are exchanging by visiting the Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account

•  Call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

•  The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares and purchase of shares for federal income tax purposes and may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares held for 90 days or less.

THE OAKMARK FUNDS

BY INTERNET

Opening an Account

•  Visit the Oakmark Funds' website at www.oakmark.com, choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  Your initial investment into your new account must be at least $1000.

Adding to an Account

•  Visit the Oakmark Funds' website at www.oakmark.com, log in to your account and then follow the instructions.

•  Your subsequent investments must be at least $100.

PROSPECTUS

HOW TO REDEEM CLASS I SHARES

For investors who redeem directly from the Fund(s) and not through an Intermediary

IN WRITING

By mail:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

Express delivery or courier:

The Oakmark Funds
330 West 9th Street
Kansas City, MO 64105-1514
Ph: 617-449-6274

Your redemption request must:

•  identify the Fund and give your account number;

•  specify the number of shares or dollar amount to be redeemed; and

•  be signed in ink by all account owners  exactly as their names appear on the account registration.

BY TELEPHONE

•  You may redeem shares from your account by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1, saying Redeem and then following the instructions, or by calling an investor service representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time (ET). Proceeds of an IRA redemption over the phone may only be sent to the address, not to a bank account. You may not redeem a Roth IRA, Simplified Employee Pension Plan (SEP) or Coverdell Education Savings Account by phone.

•  A check for the proceeds will be sent to your address of record, generally within 7 days of receiving your proper request, or within 15 days of your purchase if you purchased the shares by check. You may select the overnight delivery option for your check for a $17.50 fee. Overnight delivery is not available to a P.O. Box. See "Investing with The Oakmark Funds—General Redemption Policies."

•  A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. ET) is deemed received on the next business day.

•  You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

THE OAKMARK FUNDS

BY ELECTRONIC TRANSFER

•  To redeem shares from your account by electronic transfer, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the Automated Clearing House (ACH) system. Confirm with your bank or credit union that it is a member of ACH.

•  Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 15 days of your purchase if you purchased the shares by electronic transfer.

•  A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter.

BY EXCHANGE

•  You may redeem some or all of your shares of a Fund and use the proceeds to buy shares of another Oakmark fund or Oakmark Units either in writing or by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK.

•  Obtain a current prospectus for a Fund into which you are exchanging by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

•  An exchange request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares and purchase of shares for federal income tax purposes and may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares held for 90 days or less.

See also the section entitled "How to Buy Class I Shares—By Exchange."

PROSPECTUS

BY WIRE TRANSFER

•  To redeem shares from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

•  The proceeds will be paid by wire transfer to your bank account.

•  The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account.

•  Some transactions require a signature guarantee. See "How to Redeem Class I Shares—Signature Guarantee."

•  Payment of the proceeds will normally be wired on the next business day after receipt of your request.

•  A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  A wire transfer will normally result in your bank receiving "good funds" on the business day following the date of redemption of your shares.

BY AUTOMATIC REDEMPTION

•  You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your New Account Registration Form.

•  Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

BY INTERNET

•  Visit the Oakmark Funds' web site at www.oakmark.com, log in to your account and then follow the instructions.

THE OAKMARK FUNDS

Signature Guarantee. A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

•  your account registration has been changed within the last 30 days;

•  the redemption check is to be mailed to an address different from the one on your account;

•  the redemption check is to be made payable to someone other than the registered account owner; or

•  you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

Small Account Fee Policy. Each Fund reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs or to a retirement account.

Small Account Redemption. Each Fund reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

PROSPECTUS

SHAREHOLDER SERVICES

CLASS I SHAREHOLDERS

If you are a holder of Class I Shares of a Fund, the following services are available to you.

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and sales of shares of the Funds, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Customer Identification Program. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity; so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

IRA Plans. The Trust has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or

THE OAKMARK FUNDS

profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a SEP, you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. There is a $5 set-up fee and a $10 annual maintenance fee for each IRA established. (The maintenance fee is capped at $20 per year). Information on IRAs may be obtained by visiting The Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit The Oakmark Funds' website at www.oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK to request the appropriate form.

Voice Recognition System ("OAKLINK"). To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Recognition System, OAKLINK, at
1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number ("PIN") to access account information through OAKLINK. To establish a PIN, call 1-800-OAKMARK and choose menu options 1, **, 1, then 6 and you will be prompted for your social security number and account number information for PIN establishment for system access. If you have problems, please contact an Investor Service Representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. ET.

Website. To learn more about The Oakmark Funds, or to obtain a prospectus, account application, shareholder report, account servicing form, average cost information or each Fund's daily NAV, to establish systematic investing privileges or to read portfolio manager commentaries visit The Oakmark Funds' website at www.oakmark.com. To perform transactions, change your address, order duplicate statements or obtain information about your account, such as your account balance, your last transaction and account history, log into your account and follow the instructions.

Forms for Servicing Accounts. To facilitate investing, the Funds make the following forms available:

•  New Account Registration Form

•  IRA Application

•  IRA Transfer of Assets Form

•  IRA Distribution Form

•  Add-A-Fund Form

•  Education Savings Account Application (formerly Education IRA)

•  Education Savings Account Transfer of Assets Form

PROSPECTUS

•  Shareholder Services Form (which includes forms to add or change your: address, social security or tax ID number, electronic transactions, bank information, distribution options, systematic withdrawal plan, automatic investment plan)

•  Name Change Request

•  Change of Beneficiary Form

•  Check Writing Signature Form

•  Transfer on Death Form

•  Payroll Deduction Application

•  Power of Attorney

Telephone and Internet Transactions. You may perform many transactions—including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a personal identification number or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

Account Address Change. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by telephoning an investor service representative at 1-800-OAKMARK. You may change your address by visiting the Oakmark Funds' website at www.oakmark.com and logging in to your account and following the instructions. You may also change your address by noting the change on the investment slip included as part of your quarterly account statement. Please be sure to sign the slip as authorization. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a signature guarantee, unless you request that the redemption proceeds be sent to your bank account of record with the Funds, the Funds will not honor the redemption request for the following 30 days. During that period, the Funds will require written redemption requests with signature guarantees.

Account Registration Change. You may change the name on your account registration only by sending your written instructions with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See "How to Redeem Class I Shares—Signature Guarantee." Please note that a new account application or other documentation may be required depending on the type of account registration.

Account Transcripts. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK. The Funds may assess a processing charge for a transcript order.

THE OAKMARK FAMILY OF FUNDS

CLASS II SHAREHOLDERS

If you are a holder of Class II Shares of a Fund, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.

PROSPECTUS

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Equity and Income Fund may declare and pay dividends from net investment income semi-annually, while each of the other Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

Exchanges. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Distributions. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income except as noted below. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

THE OAKMARK FAMILY OF FUNDS

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that "qualified dividend income" of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 15%. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Every January, each of your Funds will send you and the Internal Revenue Service ("IRS") a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, each Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

Buying Into a Distribution. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

PROSPECTUS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last five years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended September 30, 2005 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the annual report and is incorporated by reference in the Statement of Additional Information, which are available on request. Deloitte & Touche LLP has also audited the information for the fiscal years ended September 30, 2004, 2003 and 2002. The financial highlights for the fiscal periods ended prior to September 30, 2002, were audited by other auditors who have ceased operations. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

THE OAKMARK FUNDS

THE OAKMARK FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$38.68	$33.85	$28.08	$32.01	$26.95
Income from investment operations:
Net investment income	0.34	0.16	0.13	0.12	0.07
Net gains or losses on investments (both realized and unrealized)	1.90	4.81	5.75	(3.85)	5.38
Total from investment operations:	2.24	4.97	5.88	(3.73)	5.45
Less distributions:
Dividends (from net investment income)	(0.17)	(0.14)	(0.11)	(0.20)	(0.39)
Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.17)	(0.14)	(0.11)	(0.20)	(0.39)
Redemption fee per share	0.00 (a)	0.00 (a)	—	—	—
Net asset value, end of period	$40.75	$38.68	$33.85	$28.08	$32.01
Total return	5.79%	14.73%	20.99%	(11.77)%	20.42%
Ratios/supplemental data:
Net assets, end of period ($million)	$6,340.4	$6,474.0	$4,769.4	$3,300.9	$3,109.1
Ratio of expenses to average net assets	1.03%*	1.05%	1.14%	1.17%	1.15%
Ratio of net investment income to average net assets	0.79%	0.47%	0.48%	0.38%	0.73%
Portfolio turnover rate	16%	19%	21%	44%	57%
	CLASS II
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	April 5, 2001 through September 30, 2001 (b)
Net asset value, beginning of period	$38.45	$33.68	$28.04	$31.97	$32.09
Income from investment operations:
Net investment income	0.26	0.04 (c)	0.05	0.16	0.05
Net gains or losses on investments (both realized and unrealized)	1.87	4.78	5.69	(3.92)	(0.17)
Total from investment operations:	2.13	4.82	5.74	(3.76)	(0.12)
Less distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.10)	(0.17)	0.00
Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.07)	(0.05)	(0.10)	(0.17)	0.00
Net asset value, end of period	$40.51	$38.45	$33.68	$28.04	$31.97
Total return	5.55%	14.32%	20.52%	(11.85)%	(0.37)%
Ratios/supplemental data:
Net assets, end of period ($million)	$43.7	$51.9	$21.1	$7.7	$0.1
Ratio of expenses to average net assets	1.26%*	1.40%	1.53%	1.44%	1.32%**
Ratio of net investment income to average net assets	0.58%	0.11%	0.06%	0.35%	0.46%**
Portfolio turnover rate	16%	19%	21%	44%	57%

*  The ratio excludes expense offset arrangement.

**  Data has been annualized.

(a)  Amounts round to less than $0.01 per share.

(b)  The date on which Class II shares were first sold to the public was April 5, 2001.

(c)  Computed using average shares outstanding throughout the period.

PROSPECTUS

THE OAKMARK SELECT FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$31.20	$27.55	$21.67	$25.20	$21.45
Income from investment operations:
Net investment income	0.29	0.15 (a)	0.05	0.02	0.03
Net gains or losses on investments (both realized and unrealized)	2.19	3.60	5.85	(3.50)	5.17
Total from investment operations:	2.48	3.75	5.90	(3.48)	5.20
Less distributions:
Dividends (from net investment income)	(0.24)	(0.10)	(0.02)	(0.05)	(0.09)
Distributions (from capital gains)	0.00	0.00	0.00	0.00	(1.36)
Total distributions	(0.24)	(0.10)	(0.02)	(0.05)	(1.45)
Redemption fee per share	0.00 (b)	0.00 (b)	—	—	—
Net asset value, end of period	$33.44	$31.20	$27.55	$21.67	$25.20
Total return	7.98%	13.64%	27.25%	(13.85)%	25.75%
Ratios/supplemental data:
Net assets, end of period ($million)	$5,908.0	$5,463.0	$4,993.0	$3,717.6	$4,161.4
Ratio of expenses to average net assets	1.00%	1.00%	1.02%	1.07%	1.08%
Ratio of net investment income to average net assets	0.87%	0.50%	0.23%	0.09%	0.26%
Portfolio turnover rate	21%	14%	20%	32%	21%
	Class II
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$31.00	$27.37	$21.56	$25.10	$21.40
Income from investment operations:
Net investment income (loss)	0.21	0.09 (a)	0.00 (b)	(0.04)	0.00 (b)
Net gains or losses on investments (both realized and unrealized)	2.18	3.58	5.81	(3.50)	5.10
Total from investment operations:	2.39	3.67	5.81	(3.54)	5.10
Less distributions:
Dividends (from net investment income)	(0.15)	(0.04)	0.00	0.00	(0.06)
Distributions (from capital gains)	0.00	0.00	0.00	0.00	(1.34)
Total distributions	(0.15)	(0.04)	0.00	0.00	(1.40)
Net asset value, end of period	$33.24	$31.00	$27.37	$21.56	$25.10
Total return	7.72%	13.40%	26.95%	(14.10)%	25.28%
Ratios/supplemental data:
Net assets, end of period ($million)	$85.2	$98.0	$93.1	$64.4	$35.4
Ratio of expenses to average net assets	1.25%	1.21%	1.29%	1.36%	1.40%
Ratio of net investment income (loss) to average net assets	0.65%	0.29%	(0.04)%	(0.19)%	(0.08)%
Portfolio turnover rate	21%	14%	20%	32%	21%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amounts round to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK EQUITY AND INCOME FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$23.12	$20.30	$17.18	$17.45	$16.50
Income from investment operations:
Net investment income	0.31	0.15	0.17	0.33 (a)	0.08
Net gains or losses on investments (both realized and unrealized)	2.77	2.81	3.19	(0.40)	2.11
Total from investment operations:	3.08	2.96	3.36	(0.07)	2.19
Less distributions:
Dividends (from net investment income)	(0.20)	(0.14)	(0.24)	(0.16)	(0.24)
Distributions (from capital gains)	(0.59)	0.00	0.00	(0.04)	(1.00)
Total distributions	(0.79)	(0.14)	(0.24)	(0.20)	(1.24)
Redemption fee per share	0.00 (b)	0.00 (b)	—	—	—
Net asset value, end of period	$25.41	$23.12	$20.30	$17.18	$17.45
Total return	13.65%	14.64%	19.75%	(0.47)%	14.40%
Ratios/supplemental data:
Net assets, end of period ($million)	$9,223.2	$7,577.9	$4,138.0	$2,241.9	$620.1
Ratio of expenses to average net assets	0.89%*	0.92%	0.93%	0.96%	0.98%
Ratio of net investment income to average net assets	1.36%	0.78%	1.07%	1.71%	2.07%
Portfolio turnover rate	112%	72%	48%	73%	124%
	Class II
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$23.03	$20.24	$17.15	$17.40	$16.49
Income from investment operations:
Net investment income	0.28	0.11	0.16	0.30 (a)	0.07
Net gains or losses on investments (both realized and unrealized)	2.72	2.79	3.15	(0.40)	2.08
Total from investment operations:	3.00	2.90	3.31	(0.10)	2.15
Less distributions:
Dividends (from net investment income)	(0.15)	(0.11)	(0.22)	(0.11)	(0.24)
Distributions (from capital gains)	(0.59)	0.00	0.00	(0.04)	(1.00)
Total distributions	(0.74)	(0.11)	(0.22)	(0.15)	(1.24)
Net asset value, end of period	$25.29	$23.03	$20.24	$17.15	$17.40
Total return	13.34%	14.36%	19.46%	(0.60)%	14.07%
Ratios/supplemental data:
Net assets, end of period ($million)	$582.0	$478.7	$246.6	$118.7	$3.3
Ratio of expenses to average net assets	1.14%*	1.17%	1.17%	1.20%	1.23%
Ratio of net investment income to average net assets	1.11%	0.53%	0.84%	1.50%	1.95%
Portfolio turnover rate	112%	72%	48%	73%	124%

*  The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amounts round to less than $0.01 per share.

PROSPECTUS

THE OAKMARK GLOBAL FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003		Year Ended September 30, 2002		Year Ended September 30, 2001
Net asset value, beginning of period	$19.73	$16.98	$11.30		$10.83		$10.91
Income from investment operations:
Net investment income	0.17	0.09	0.01		0.00	(a)(b)	0.03
Net gains or losses on investments (both realized and unrealized)	4.48	2.71	5.67		0.76	(c)	0.12
Total from investment operations:	4.65	2.80	5.68		0.76		0.15
Less distributions:
Dividends (from net investment income)	(0.10)	0.00 (a)	0.00		0.00		(0.17)
Distributions (from capital gains)	(0.37)	(0.05)	0.00		(0.29)		(0.06)
Total distributions	(0.47)	(0.05)	0.00		(0.29)		(0.23)
Redemption fee per share	0.00 (a)	0.00 (a)	—		—		—
Net asset value, end of period	$23.91	$19.73	$16.98		$11.30		$10.83
Total return	23.88%	16.54%	50.27%		6.84%		1.37%
Ratios/supplemental data:
Net assets, end of period ($million)	$1,842.9	$1,336.3	$704.8		$175.6		$48.2
Ratio of expenses to average net assets	1.20%*	1.26%	1.28%		1.55%		1.75	%(e)
Ratio of net investment income (loss) to average net assets	0.81%	0.47%	0.00	%(d)	(0.01)%		0.00	%(d)
Portfolio turnover rate	17%	16%	42%		86%		114%

*  The ratio excludes expense offset arrangement.

(a)  Amounts round to less than $0.01 per share.

(b)  Computed using average shares outstanding throughout the period.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

(d)  Amount rounds to less than 0.01%.

(e)  If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

September 30, 2001
Ratio of Expenses to Average Net Assets	1.80%
Ratio of Net Income (Loss) to Average Net Assets	(0.05)%

THE OAKMARK FUNDS

THE OAKMARK GLOBAL FUND

For a share outstanding throughout each period

	Class II
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	October 10, 2001 through September 30, 2002 (a)
Net asset value, beginning of period	$19.53	$16.84	$11.24	$11.25
Income from investment operations:
Net investment income (loss)	0.11	0.05	0.02	(0.03)
Net gains or losses on investments (both realized and unrealized)	4.43	2.69	5.58	0.31	(b)
Total from investment operations:	4.54	2.74	5.60	0.28
Less distributions:
Dividends (from net investment income)	(0.07)	0.00	0.00	0.00
Distributions (from capital gains)	(0.37)	(0.05)	0.00	(0.29)
Total distributions	(0.44)	(0.05)	0.00	(0.29)
Net asset value, end of period	$23.63	$19.53	$16.84	$11.24
Total return	23.53%	16.32%	49.82%	2.31%
Ratios/supplemental data:
Net assets, end of period ($million)	$58.6	$24.7	$5.8	$0.6
Ratio of expenses to average net assets	1.45%*	1.50%	1.46%	1.86	%**
Ratio of net investment income (loss) to average net assets	0.63%	0.37%	(0.01)%	(0.26	)%**
Portfolio turnover rate	17%	16%	42%	86%

*  The ratio excludes expense offset arrangement.

**  Data has been annualized.

(a)  The date on which Class II shares were first offered for sale to the public was October 10, 2001.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

PROSPECTUS

THE OAKMARK INTERNATIONAL FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$18.98	$15.67	$12.17	$12.51	$15.40
Income from investment operations:
Net investment income	0.27	0.24	0.11	0.14	0.20
Net gains or losses on investments (both realized and unrealized)	4.59	3.18	3.52	(0.31)	(2.07)
Total from investment operations:	4.86	3.42	3.63	(0.17)	(1.87)
Less distributions:
Dividends (from net investment income)	(0.27)	(0.11)	(0.13)	(0.17)	(0.51)
Distributions (from capital gains)	(0.05)	0.00	0.00	0.00	(0.51)
Total distributions	(0.32)	(0.11)	(0.13)	(0.17)	(1.02)
Redemption fee per share	0.00 (a)	0.00 (a)	—	—	—
Net asset value, end of period	$23.52	$18.98	$15.67	$12.17	$12.51
Total return	25.85%	21.92%	29.97%	(1.53)%	(13.10)%
Ratios/supplemental data:
Net assets, end of period ($million)	$5,627.4	$4,036.9	$2,676.6	$1,393.8	$738.5
Ratio of expenses to average net assets	1.11%*	1.20%	1.25%	1.31%	1.30%
Ratio of net investment income to average net assets	1.32%	1.40%	1.03%	1.34%	1.40%
Portfolio turnover rate	14%	21%	34%	24%	58%
	Class II
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$18.86	$15.58	$12.13	$12.47	$15.37
Income from investment operations:
Net investment income	0.22	0.18	0.08	0.15	0.17
Net gains or losses on investments (both realized and unrealized)	4.55	3.16	3.48	(0.37)	(2.10)
Total from investment operations:	4.77	3.34	3.56	(0.22)	(1.93)
Less distributions:
Dividends (from net investment income)	(0.22)	(0.06)	(0.11)	(0.12)	(0.49)
Distributions (from capital gains)	(0.05)	0.00	0.00	0.00	(0.48)
Total distributions	(0.27)	(0.06)	(0.11)	(0.12)	(0.97)
Net asset value, end of period	$23.36	$18.86	$15.58	$12.13	$12.47
Total return	25.50%	21.52%	29.52%	(1.76)%	(13.44)%
Ratios/supplemental data:
Net assets, end of period ($million)	$362.9	$259.2	$123.2	$48.5	$1.9
Ratio of expenses to average net assets	1.38%*	1.53%	1.67%	1.58%	1.64%
Ratio of net investment income to average net assets	1.08%	1.18%	0.69%	1.33%	0.62%
Portfolio turnover rate	14%	21%	34%	24%	58%

*  The ratio excludes expense offset arrangement.

(a)  Amounts round to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net asset value, beginning of period	$18.26	$13.74	$10.17	$10.00	$11.51
Income from investment operations:
Net investment income	0.20	0.11	0.11	0.11	0.13
Net gains or losses on investments (both realized and unrealized)	4.98	4.52	3.82	0.36 (a)	(0.81)
Total from investment operations:	5.18	4.63	3.93	0.47	(0.68)
Less distributions:
Dividends (from net investment income)	(0.27)	(0.12)	(0.09)	(0.16)	(0.34)
Distributions (from capital gains)	(0.38)	0.00	(0.27)	(0.14)	(0.49)
Total distributions	(0.65)	(0.12)	(0.36)	(0.30)	(0.83)
Redemption fee per share	0.00 (d)	0.01	—	—	—
Net asset value, end of period	$22.79	$18.26	$13.74	$10.17	$10.00
Total return	29.04%	33.94%	39.78%	4.68%	(6.18)%
Ratios/supplemental data:
Net assets, end of period ($million)	$1,007.2	$734.1	$477.8	$357.7	$118.9
Ratio of expenses to average net assets	1.41%*	1.49%	1.57%	1.64%	1.74%
Ratio of net investment income to average net assets	0.96%	0.72%	0.99%	1.28%	1.83%
Portfolio turnover rate	47%	29%	30%	42%	49%
	Class II
	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	January 8, 2001 through September 30, 2001 (b)
Net asset value, beginning of period	$18.25	$13.69	$10.14	$9.97	$10.73
Income from investment operations:
Net investment income	0.18	0.13	0.08	0.13 (c)	0.15
Net gains or losses on investments (both realized and unrealized)	4.98	4.52	3.81	0.30 (a)	(0.91)
Total from investment operations:	5.16	4.65	3.89	0.43	(0.76)
Less distributions:
Dividends (from net investment income)	(0.26)	(0.09)	(0.07)	(0.12)	0.00
Distributions (from capital gains)	(0.38)	0.00	(0.27)	(0.14)	0.00
Total distributions	(0.64)	(0.09)	(0.34)	(0.26)	0.00
Net asset value, end of period	$22.77	$18.25	$13.69	$10.14	$9.97
Total return	28.94%	34.11%	39.39%	4.25%	(7.08)%
Ratios/supplemental data:
Net assets, end of period ($million)	$0.6	$0.5	$0.4	$0.3	$0.0
Ratio of expenses to average net assets	1.49%*	1.39%	1.81%	1.87%	1.97%**
Ratio of net investment income to average net assets	0.87%	0.75%	0.72%	1.06%	1.76%**
Portfolio turnover rate	47%	29%	30%	42%	49%

*  The ratio excludes expense offset arrangement.

**  Data has been annualized.

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

(b)  The date on which Class II shares were first sold to the public was January 8, 2001.

(c)  Computed using average shares outstanding throughout the period.

(d)  Amount rounds to less than $0.01 per share.

PROSPECTUS

NOTES:

NOTES:

NOTES:

NOTES:

You may obtain more information about The Oakmark Funds' investments in the Funds' semi-annual and annual reports to shareowners. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Funds' performance during the last fiscal year.

You may wish to read the Statement of Additional Information for more information about The Oakmark Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You may obtain free copies of The Oakmark Funds' semi-annual and annual reports and the Statement of Additional Information, request other information, and discuss your questions about The Oakmark Funds by writing or calling:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

The requested documents will be sent within three business days of your request.

You may also obtain the Funds' Statement of Additional Information and the annual, semi-annual and quarterly reports to shareholders, along with other information, free of charge, by visiting The Oakmark Funds' website at www.oakmark.com.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Harris Associates Investment Trust

811-06279

HASPROS06